Annual Report
NEW YORK
TAX-FREE
FUNDS

FEBRUARY 28, 2003

T. ROWE PRICE(R)

TABLE OF CONTENTS
Highlights                                              1
Portfolio Managers' Report                              2
   Economy and Interest Rates                           2
   New York Market News                                 3
   Portfolio Strategies
        New York Tax-Free Money Fund                    4
        New York Tax-Free Bond Fund                     5
   Outlook                                              7
Performance Comparison                                  9
Financial Highlights                                   11
Statement of Net Assets
   New York Tax-Free Money Fund                        13
   New York Tax-Free Bond Fund                         17
Statement of Operations                                24
Statement of Changes in Net Assets                     25
Notes to Financial Statements                          26
Report of Independent Accountants                      30
About the Funds' Trustees and Officers                 32

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

HIGHLIGHTS
o Tax-free municipal bonds posted excellent returns as investors sought the safety of high quality securities.

o Both funds exceeded the average return for competitor funds during the 6- and 12-month periods ended February 28, 2003.

o Strong relative results were due to our overweighting of securities with longer maturities and, in the case of the bond fund, our avoidance of problem areas of the market.

o We remain balanced on our long-term outlook for tax-exempt securities due to the uncertainty about the pace of economic recovery and mounting geopolitical concerns.

PERFORMANCE COMPARISON
Periods Ended 2/28/03                     6 Months     12 Months

New York Tax-Free
Money Fund                                   0.40%         0.88%
.................................................................
Lipper New York Tax-Exempt
Money Market Funds Average                   0.39          0.85
.................................................................
New York Tax-Free
Bond Fund                                    3.31%         7.48%
.................................................................
Lipper New York Municipal
Debt Funds Average                           2.65          6.43


PRICE AND YIELD
                                          New York      New York
                                          Tax-Free      Tax-Free
Periods Ended 2/28/03                   Money Fund     Bond Fund
----------------------------------------------------------------
Price Per Share                             $1.00        $11.43
.................................................................
Dividends Per Share
      For 6 months                           0.004         0.25
.................................................................
      For 12 months                          0.009         0.50
.................................................................
Dividend Yield (7-Day Simple) *              0.64%         -
.................................................................
30-Day Dividend Yield *                      -             4.29%
.................................................................
30-Day Standardized Yield
to Maturity                                  -             3.50
.................................................................

* Dividends earned for the last 30 days (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

Note:A money fund's yield more closely reflects its current earnings than the total return.

PORTFOLIO  MANAGERS' REPORT
     Tax-free municipal bonds posted excellent returns in the 6- and 12-month periods ended February 28, 2003. Economic sluggishness, fears of a U.S.-led war against Iraq, and weak equity markets combined to keep demand strong for municipals. Interest rates fell across all maturities in the last six months, with short- and intermediate-term rates declining more than long term. Investment-grade corporate and municipal securities continued to outperform their lower-quality counterparts, as investors--shell-shocked by corporate scandals in the first half of our fiscal year preferred bonds with the least credit risk.

The following table was depicted as a graph in the printed material.

                New York           New York
               Bond Index        Money Index
2/28/2002         5.12              1.08
                  5.43              1.42
                  5.24              1.63
May-2002          5.26              1.33
                  5.19              1.18
                  5.08              1.34
Aug-2002          5                 1.26
                  4.74              1.68
                  5.05              1.86
Nov-2002          5.14              1.14
                  4.92              1.56
                  4.98              1.13
2/28/2003         4.88              1.09


ECONOMY AND INTEREST RATES
     One year ago, the consumer-driven U.S. economy--supported by tax cuts, zero-percent auto financing, and vigorous mortgage refinancing activity--appeared to be recovering from the 2001 recession. As the year progressed, however, a string of events injected uncertainty into financial markets and weighed on confidence, thereby slowing the pace of economic growth.

     By midsummer, a lack of confidence in corporate accounting toppled equities and motivated businesses to scale back production, hiring, and new investment plans. Near year-end, just as these concerns began to lessen, mounting geopolitical tensions and a spike in oil prices solidified the view that business investment spending would stay restrained and corporate profits would remain under pressure. Finally, the increased level of terror-related fear, harsh winter weather, and a growing anticipation of war brought the economy to a virtual stand still in early 2003. Throughout this period, investors sought the relative safety of fixed-income securities, which briefly drove long-term interest rates to historically low levels in early October.

     The continuation of geopolitical and economic uncertainties, along with the Federal Reserve's accommodative monetary stance (the Fed reduced the target rate from 1.75% to 1.25% in early November, its only move in 2002), kept interest rates depressed through the end of February. Short- and intermediate-term tax-free rates, which closely tracked the movement in the Federal funds rate, declined approximately 25 to 50 basis points over the last six months, falling more than long-term rates. (One hundred basis points equal one percentage point.) For the 12-month period, intermediate-term tax-free rates dropped about 100 basis points, while long-term rates slipped only 30 to 50.

NEW YORK MARKET NEWS
     Fiscal 2003 was a difficult year for the State of New York and New York City. Both continued to grapple with recession; both wrestled with soaring Medicaid outlays in an environment in which raising taxes was difficult and additional revenue sources were few. Despite strenuous efforts to cover substantial revenue shortfalls, large gaps remained or opened as soon as lawmakers thought they had closed them. Fiscal 2004, which begins in April 2003 for the state and July for the city, will only be more difficult. The state must close a $9.3 billion gap to balance its 2004 budget; the city faces a $3 billion gap. Both virtually exhausted their reserves covering shortfalls in the 2003 fiscal year. Our concern is that they may balance their budgets through measures that provide short-term relief but cause lasting financial damage.

     Recent employment figures are not encouraging. The city experienced an 8.2% unemployment rate in December 2002, up from 7.1% a year earlier. While the state's unemployment rate of 6.3% was not that much worse than the nation's 6.0% rate at the end of last year, like New York City, it has a progressive income tax structure that makes it dependent on high-paying financial service jobs, an employment sector disproportionately affected in this recession. The loss of these jobs is an important reason why the state faces such a constrained budget situation, despite what appears to be a mild economic downturn, judging by unemployment figures alone.

     Against this backdrop, no one can be surprised that Moody's Investors Services and Standard & Poor's have revised their outlooks on New York City to Onegative,O indicating their expectation that the city's credit quality is likely to deteriorate over the near term rather than remain stable or improve.

However,   both  agencies   maintain   their  overall   opinion  of  the  city's
creditworthiness as medium investment grade. The two rating agencies retain stable outlooks on the state. S&P rates the state AA and Moody's rates it A2.

PORTFOLIO STRATEGIES

NEW YORK TAX-FREE MONEY FUND
     For the 6- and 12-month periods, your fund posted returns of 0.40% and 0.88%, respectively, slightly surpassing its Lipper peer group averages of 0.39% and 0.85%.

PORTFOLIO CHARACTERISTICS
Periods Ended                                      8/31/02               2/28/03
Weighted Average Maturity (days)                        53                    56
Weighted Average Quality *                      First Tier            First Tier

* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

    Short-term interest rates dramatically reflect the rising geopolitical tensions and tepid economic growth weighing on the market. The Federal Reserve's November 50 basis-point cut in the overnight lending rate to 1.25% served notice that the Fed would maintain an extremely accommodative posture until such time as the economic picture clearly improves. With overnight rates anchored at this level, longer money market rates have ground steadily lower to the point where they approximate the overnight rate.

TOP 5 SECTORS                           Percent of                    Percent of
                                        Net Assets                    Net Assets
                                           8/31/02                       2/28/03
Dedicated Tax Revenue                          12%                           18%
Housing Finance Revenue                         13                            17
Water and Sewer Revenue                         11                            13
General Obligation - Local                      11                            12
Educational Revenue                              6                             8

     Following the overall market, New York municipal rates have also trended lower, resulting in a virtually flat yield curve. The year began with overnight rates averaging 1.50%, while one-year rates reached as high as 2.10%. Since the

Fed rate cut in November, overnight rates have fallen, now averaging 1.10%. More dramatically, one-year New York rates declined 110 basis points from their 12-month peak to end the year yielding 1.00%.

     With interest rates dropping, the fund maintained a strategy that overweighted longer-dated, fixed-rate securities locking in higher yields for a longer period. This strategy resulted in a weighted average maturity (WAM) that averaged about 14 days longer than the peer group. Currently the fund's WAM stands at 56 days compared with its peer group average of 41 days.

     Shareholders have benefited from the increasing attractiveness of municipals compared with taxables. The currently OcheapO municipal market is the result of the combined effects of investor Oflight to safetyO into the taxable money market, which has suppressed taxable yields, along with the 20% upsurge in short-term municipal supply that puts upward pressure on municipal rates. For example, municipal one-year rates, which historically trade around 65% of their taxable counterparts, traded at 76% one year ago and currently trade around 82%. These extremely favorable tax relationships may persist for some time as ongoing budget pressures result in record levels of short term issuance by state and local governments.

NEW YORK TAX-FREE BOND FUND
     The fund once again handily outperformed its Lipper peer group average for both the six-month and one-year periods, with returns of 3.31% versus 2.65% and 7.48% versus 6.43%, respectively. The one-year return placed the fund in the top quartile of its Lipper peer group.


PORTFOLIO CHARACTERISTICS
Periods Ended                              8/31/02       2/28/03

Weighted Average
Maturity (years)                              15.9          15.4

Weighted Average Effective
Duration (years)                               6.1           5.8

Weighted Average Quality *                     AA-           AA-

* Based on T. Rowe Price research.

     While bond issuance in New York State increased dramatically, demand kept pace as investors continued to seek alternatives to the beleaguered equity markets. For calendar year 2002, New York beat all other states in bringing new tax-exempt debt to the market. While returns were positive across the yield curve, certain maturities outperformed others. The curve continued to steepen over the past year as it had the year before due to greater demand for shorter maturities, particularly as the Fed was expected to leave short-term rates low over the foreseeable future. In addition, as interest rates continued to decline, investors became even more cautious of inherent duration risk in bonds with longer maturities. Therefore, bonds maturing in 20 years fared best over the past six months, and 15-year maturities performed best over the year.

TOP 5 SECTORS
                                        Percent of         Percent of
                                        Net Assets         Net Assets
                                           8/31/02            2/28/03
---------------------------------------------------------------------
Dedicated Tax Revenue                          15%                16%
General Obligation - Local                     14                 14
Lease Revenue                                  13                 12
Educational Revenue                            10                  9
Prerefunded Bonds                               9                  7

     Our management of interest rate exposure was fairly measured over the course of the year. We began with a duration of 6.3 years and a weighted average maturity of 16.2 years. Duration is a measure of sensitivity to interest rates. For example, a fund with a duration of 6.0 years would rise about 6% in price in response to a one-percentage-point fall in interest rates, and vice versa.) As the year progressed and rates continued their decline, additional bonds in the portfolio began pricing to their call dates, pulling the effective duration of the fund shorter. In addition, the fund's weighted average maturity declined as we sold portions of our holdings with final maturities greater than 25 years and reinvested proceeds in the 15- to 20-year range. At year-end, duration declined to 5.8 years and weighted average maturity stood at 15.4 years. We are comfortable with this posture as interest rates remain in a very low range.

     The fund's relatively strong returns can be attributed to several reasons. First, the fund's results were enhanced by overweighting 15-year securities. Second, the fund's weighted average quality remained high at AA-. Avoiding lower-rated bonds was beneficial as they underperformed the general market. The airline sector in particular was extremely volatile and has remained depressed since the terrorist attacks of September 2001. Fortunately, the fund's exposure to this sector was minor with only one holding directly guaranteed by an airline. Third, we also maintained lower exposure to New York City, which continues to face budgetary difficulties. The city's bonds appreciably underperformed other New York securities during the past year as investors demanded a greater risk premium for owning them. Fourth, holdings that were prerefunded during the period enhanced fund returns and, finally, low expenses also contributed to solid performance.

OUTLOOK
     Our outlook remains little changed from six months ago. Historically low interest rates and high risk-aversion make us cautious that rates may return to a more typical, higher range. We expect supply in the municipal market to be less than in 2002 but still at relatively high levels. States and local municipalities are increasingly turning to the credit markets to fund capital projects that just a few years ago would have been funded with available cash. Any quick resolution of the seemingly ever-present geopolitical tensions will almost certainly lead to an abatement of the war premiumO for municipal bonds, resulting in lower bond prices and higher yields. Also, legislation eliminating double taxation of dividends could hurt tax-exempt bonds.

     Yet, we remain balanced on our long-term outlook for interest rates for a number of reasons, not the least of which is the high degree of uncertainty regarding the pace of economic recovery. Geopolitical issues, particularly the war with Iraq, have lingered and may persist in the market for the foreseeable future. Furthermore, a fundamental asset allocation shift by investors toward fixed income should underpin demand if the economy and geopolitical tensions take a turn for the better. Long-term rates seem less vulnerable than short-term rates as historically steep yield curves in both taxable and tax-exempt markets may provide a cushion for longer-dated maturities. Finally, the Federal Reserve, intent on maintaining price stability absent recent oil-related spikes, has largely stamped out inflation, the archenemy of bond investors.

     The credit outlook, particularly for those states highly dependent on income and capital gains taxes, should remain challenging. We will vigilantly review any risks to your portfolio with comprehensive credit analysis and position it optimally for the weeks and months ahead. We believe this new credit environment demonstrates the appropriateness of our investment style and underscores the value of our independent research. Prudent risk analysis, a diversified portfolio, and a disciplined investment approach are essential in what may be a challenging environment ahead.

Respectfully submitted,

/s/

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund


/s/

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

March 14, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE NEW YORK TAX-FREE FUNDS
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graph in the printed material.

             Lipper New York
             Tax-Exempt          New York
             Money Market        Tax-Free
             Funds Average       Money Fund

Feb-1993     10000               10000
Feb-1994     10182               10184
Feb-1995     10435               10437
Feb-1996     10776               10778
Feb-1997     11088               11092
Feb-1998     11429               11437
Feb-1999     11746               11758
Feb-2000     12067               12086
Feb-2001     12483               12502
Feb-2002     12711               12755
Feb-2003     12817               12867

The following table was depicted as a graph in the printed material.

             Lehman Brothers     Lipper New York      New York
             Municipial          Municipal Debt       Tax-Free
             Bond Index          Funds Average        Bond Fund

Feb-1993     10000               10000                10000
Feb-1994     10554               10540                10631
Feb-1995     10753               10531                10710
Feb-1996     12022               11582                11828
Feb-1997     12598               12130                12422
Feb-1998     13750               13280                13633
Feb-1999     14595               14010                14462
Feb-2000     14127               13392                13815
Feb-2001     16054               15084                15608
Feb-2002     17152               15992                16587
Feb-2003     18467               17054                17827

T. ROWE PRICE NEW YORK TAX-FREE FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 2/28/03
                                  1 Year      3 Years      5 Years      10 Years
New York Tax-Free Money Fund       0.88%        2.11%        2.39%         2.55%
.................................................................................
New York Tax-Free Bond Fund        7.48         8.87         5.51          5.95

Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase, as its principal value will fluctuate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money fund.

T. ROWE PRICE NEW YORK TAX FREE MONEY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period

                                Year
                               Ended
                             2/28/03    2/28/02    2/28/01    2/29/00    2/28/99
NET ASSET VALUE/
Beginning of period          $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

Investment activities
 Net investment
  income loss)                0.009*     0.020*     0.034*     0.028*     0.028*
Distributions
 Net investment income       (0.009)    (0.020)    (0.034)    (0.028)    (0.028)

NET ASSET VALUE
END OF PERIOD                $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

RATIOS/SUPPLEMENTAL DATA

TOTAL RETURN^                 0.88%*     2.02%*     3.44%*     2.79%*     2.81%*

Ratio of total expenses to
average net assets            0.55%*     0.55%*     0.55%*     0.55%*     0.55%*

Ratio of net investment
income (loss) to
average net assets            0.88%*     2.01%*     3.39%*     2.76%*     2.77%*

Net assets, end of period
(in thousands)              $112,059   $114,983   $115,274   $114,524   $106,119

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 2/28/03.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period

                                Year
                               Ended
                             2/28/03    2/28/02    2/28/01    2/29/00    2/28/99

NET ASSET VALUE
Beginning of period          $ 11.12    $ 10.96    $ 10.20    $ 11.23    $ 11.26

Investment activities
 Net investment income (loss)   0.50       0.52       0.53       0.52       0.53
 Net realized and
 unrealized gain (loss)         0.31       0.15       0.76     (1.02)       0.13

 Total from
 investment activities          0.81       0.67       1.29     (0.50)       0.66

Distributions
  Net investment income       (0.50)     (0.51)     (0.53)     (0.52)     (0.53)
  Net realized gain                -          -          -     (0.01)     (0.16)

  Total distributions         (0.50)     (0.51)     (0.53)     (0.53)     (0.69)

NET ASSET VALUE
END OF PERIOD                $ 11.43    $ 11.12    $ 10.96    $ 10.20    $ 11.23

RATIOS/SUPPLEMENTAL DATA

TOTAL RETURN^                  7.48%      6.27%     12.98%    (4.47)%      6.08%

Ratio of total expenses to
average net assets             0.55%      0.56%      0.56%      0.58%      0.59%

Ratio of net investment
income (loss) to average
net assets                     4.47%      4.68%      5.03%      4.94%      4.77%

Portfolio turnover rate        30.0%      33.5%      36.1%      77.5%      55.4%

Net assets, end of period
(in  thousands)             $231,325   $219,004   $205,462   $180,243   $216,010

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW YORK TAX-FREE MONEY FUND
--------------------------------------------------------------------------------
                                                             February  28,  2003

STATEMENT OF NET ASSETS                                      Par           Value
                                                                In thousands

NEW YORK 97.9%
Allegany County IDA, BP, VRDN (Currently 1.15%)+/-       $ 1,400        $  1,400
Dormitory Auth. of the State of New York
   Columbia Univ., 5.375%, 7/1/03                            150             152
   Cornell Univ.
        VRDN (Currently 1.00%)                             1,950           1,950
        VRDN (Currently 1.20%)                             1,000           1,000
   Metropolitan Museum of Art
        VRDN (Currently 1.05%)                             3,873           3,873
   Oxford Univ. Press, VRDN (Currently 1.05%)              2,005           2,005
   Rochester Institute Technology
        4.00%, 7/1/03 (AMBAC Insured)                        105             106
   Univ. Ed. Fac., 6.375%, 5/15/14
        (Prerefunded 5/15/03 )                               200             206
Dutchess County IDA, Trinity Pawling School Corp.
         VRDN (Currently 1.10%)                            2,000           2,000
Erie County Water Auth., VRDN (Currently 1.00%)
         (AMBAC Insured)                                   3,650           3,650
Great Neck North Water Auth., VRDN (Currently 1.05%)
         (FGIC Insured)                                    1,285           1,285
Hempstead, GO, BAN
         2.00%, 2/6/04                                     2,000           2,016
         2.25%, 4/17/03                                    2,000           2,002
Jay Street Dev. Corp.
         VRDN (Currently 1.05%)                            2,000           2,000
         VRDN (Currently 1.13%)                            1,085           1,085
Locust Valley Central School Dist., GO, TAN
          2.25%, 6/25/03                                   2,500           2,505
          2.50%, 6/25/03                                   2,000           2,005
Long Island Power Auth.
          VRDN (Currently 1.10%)                           2,200           2,200
          VRDN (Currently 1.15%)                             500             500
Metropolitan Transportation Auth.
          VRDN (Currently 1.11%)                           5,000           5,000
     TECP, 1.05%, 3/5/03                                   1,100           1,100
Municipal Assistance Corp.
          5.00%, 7/1/03                                    5,325           5,387
          5.50%, 7/1/03                                      200             203

T. ROWE PRICE NEW YORK TAX-FREE MONEY FUND
--------------------------------------------------------------------------------

                                                             Par           Value
                                                                In thousands

Nassau County, GO, 4.25%, 9/1/03 (FGIC Insured)          $   500        $    507
Nassau County Interim Fin. Auth, BAN
          2.25%, 9/11/03                                   2,000           2,012
          2.25%, 5/22/03                                   1,100           1,103
New York City, GO
          VRDN (Currently 1.15%) (FGIC Insured)            1,600           1,600
          5.80%, 8/1/03 (MBIA Insured)                       250             255
New York City Housing Dev. Corp.
     Fountains at Spring Creek, VRDN (Currently 1.15%)+/-  3,000           3,000
     Multi-Family Housing
          VRDN (Currently 1.10%)                           3,200           3,200
          VRDN (Currently 1.15%)+/-                        3,000           3,000
New York City Municipal Water Fin. Auth.
          VRDN (Currently 1.11%) (MBIA Insured)            5,000           5,000
New York City Transitional Fin. Auth., BAN,
 2.50%, 11/6/03                                            5,000           5,029
New York State, GO
          1.48%, 10/2/03                                   1,000           1,000
          1.50%, 8/7/03                                    1,965           1,965
          1.50%, 10/9/03                                   2,580           2,580
New York State Environmental Fac.
          3.50%, 6/15/03                                     260             262
          3.50%, 10/15/03 (Escrowed to Maturity)           1,000           1,015
     General Electric, TECP, 1.00%, 4/8/03                 2,000           2,000
     PCR, 4.20%, 6/15/03                                     100             101
New York State Housing Fin. Agency
          VRDN (Currently 1.20%)                           2,500           2,500
     River Terrace Associates, VRDN

Currently 1.15%)                                           2,000           2,000
New York State Local Gov't. Assistance
          VRDN (Currently 1.05%)                           2,000           2,000
          VRDN (Currently 1.10%) (FGIC Insured)            1,000           1,000
          VRDN (Currently 1.15%) (FSA Insured)             1,000           1,000
          5.00%, 4/1/03 (MBIA Insured)                     1,100           1,104
New York State Mortgage Agency, VRDN
 Currently 1.16%)+/-                                       6,235           6,235
New York State Thruway Auth.
          4.00%, 4/1/03 (FGIC Insured)                       100             100
          4.90%, 4/1/03 (MBIA Insured)                       200             200
          6.25%, 4/1/03 (AMBAC Insured)                      400             402
Oneida County IDA, Hamilton College, VRDN
 (Currently 1.00%)                                         1,870           1,870

T. ROWE PRICE NEW YORK TAX-FREE MONEY FUND
--------------------------------------------------------------------------------

                                                             Par           Value
                                                                In thousands

St. Lawrence County IDA, ALCOA, VRDN
 (Currently 1.14%)+/-                                    $ 2,000        $  2,000
Suffolk County Water Auth., VRDN
 (Currently 1.05%)                                         3,000           3,000
Syracuse, GO, RAN, 2.50%, 6/30/03                          2,000           2,007
Tompkins County IDA, Cornell Univ., VRDN
 (Currently 1.00%)                                         1,990           1,990
Triborough Bridge & Tunnel Auth.
          VRDN (Currently 1.10%)                           2,285           2,285
          VRDN (Currently 1.12%)                             530             530
United Nations Dev. Corp., 6.00%, 7/1/07
Prerefunded 7/1/03 )                                         190             197
Westchester County IDA, Levister Redev. Corp.
          VRDN (Currently 1.10%)+/-                        2,000           2,000
Total New York (Cost  $109,679)                                          109,679

PUERTO RICO  1.3%
Puerto Rico, GO, VRDN (Currently 1.05%)
 (FGIC Insured)                                            1,500           1,500
Total Puerto Rico (Cost  $1,500)                                           1,500

T. ROWE PRICE NEW YORK TAX-FREE MONEY FUND
--------------------------------------------------------------------------------

                                                                           Value
                                                                    In thousands
TOTAL INVESTMENTS IN SECURITIES
99.2% of Net Assets (Cost  $111,179)                                    $111,179

Other Assets Less Liabilities                                               880

NET ASSETS                                                              $112,059
NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                              $      3

Paid-in-capital applicable to 112,053,840 no par value
shares of beneficial interest outstanding;
unlimited number of shares
authorized                                                               112,056

NET ASSETS                                                              $112,059

NET ASSET VALUE PER SHARE                                               $   1.00


+/-  Interest subject to alternative minimum tax
+    Used in determining portfolio maturity
AMBAC Ambac Assurance Corp.
BAN  Bond Anticipation Note
FGIC Financial Guaranty Insurance Company
FSA  Financial Security Assurance Inc.
GO   General Obligation
IDA  Industrial Development Authority/Agency
MBIA MBIA Insurance Corp.
PCR  Pollution Control Revenue
RAN  Revenue Anticipation Note
TAN  Tax Anticipation Note
TECP Tax-Exempt Commercial Paper
VRDN Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
                                                               February 28, 2003

STATEMENT OF NET ASSETS                                      Par           Value
                                                                In thousands
NEW YORK  96.8%
Albany IDA, Charitable Leadership Foundation
          5.75%, 7/1/26                                  $ 2,000        $  2,029
Albany Parking Auth.
          5.125%, 7/15/11                                    430             460
          5.25%, 10/15/12                                    690             738
          5.625%, 7/15/25                                    750             773
Dormitory Auth. of the State of New York
          5.25%, 5/15/15 (AMBAC Insured)                   2,000           2,275
          5.25%, 11/15/03                                  1,350           1,479
     Augustana Luthern Home
          5.50%, 8/1/20 (MBIA Insured)                       950           1,028
     City Univ. System
          5.25%, 7/1/31                                    2,500           2,568
          7.50%, 5/15/11 (Prerefunded 5/15/05 )              745             959
     Columbia Univ.
          5.00%, 7/1/22                                    2,500           2,584
          5.00%, 7/1/24                                    1,000           1,030
     Lenox Hill Hospital, 5.50%, 7/1/30                    1,500           1,544
     Maimonides Medical Center
          5.75%, 8/1/35 (MBIA Insured)                     1,500           1,575
     Mount Sinai Health, 6.00%, 7/1/13                     2,000           2,122
     New York Medical College
          5.25%, 7/1/12 (MBIA Insured)                     2,110           2,335
     Nyack Hosp., 6.00%, 7/1/06                            1,645           1,538
     Rockefeller Univ., 5.00%, 7/1/32                      2,000           2,039
     St. Johns Univ., 5.25%, 7/1/25 (MBIA Insured)         2,500           2,622
     State Personal Income Tax Education
          5.375%, 3/15/22                                  1,550           1,653
     State Univ. of New York
          5.375%, 7/1/23                                   1,000           1,054
          7.50%, 5/15/11                                   1,555           1,915
     Univ. of Rochester
          Zero Coupon, 7/1/15 (MBIA Insured)               1,470           1,082
     Upstate Community College
          5.125%, 7/1/25 (FGIC Insured)                    1,500           1,543
     Westchester County
          5.25%, 8/1/15                                    2,000           2,194
          5.25%, 8/1/16                                    4,250           4,640

T. ROWE PRICE NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                             Par           Value
                                                                In thousands
     Yeshiva Univ.
          5.00%, 7/1/26 (AMBAC Insured)                  $ 1,200         $ 1,221
          5.375%, 7/1/17 (AMBAC Insured)                     900             987
Dutchess County IDA
     Bard College, 5.75%, 8/1/30                           1,750           1,869
     Vasser College, 5.35%, 9/1/40                         1,000           1,042
Essex County IDA, PCR, Int'l. Paper, 5.70%, 7/1/16+/-      1,850
     1,903
Huntington Housing Auth.
     Gurwin Jewish Senior Home, 6.00%, 5/1/39                750             652
Long Island Power Auth.
          Zero Coupon, 6/1/21 (FSA Insured)                2,000             853
          VRDN (Currently 1.10%)                           1,100           1,100
          5.50%, 12/1/06 (AMBAC Insured)                   3,525           4,002
Metropolitan Transportation Auth.
          4.75%, 7/1/16
          (Prerefunded 7/1/12 ) (FSA Insured)              1,750           1,947
          5.00%, 7/1/11
          (Escrowed to Maturity) (AMBAC Insured)           2,000           2,209
          5.125%, 11/15/31                                 2,500           2,529
          5.25%, 4/1/14
          (Escrowed to Maturity) (FGIC Insured)            4,540           5,108
          5.25%, 11/15/25 (FGIC Insured)                   4,920           5,168
Monroe County, GO
          5.00%, 3/1/17 (FGIC Insured)                     2,600           2,777
          5.00%, 3/1/18 (FGIC Insured)                     3,205           3,400
Mount Sinai Union Free School Dist., GO
          6.20%, 2/15/17 (AMBAC Insured)                   1,025           1,266
          6.20%, 2/15/18 (AMBAC Insured)                     515             637
Nassau County, GO
          6.50%, 3/1/03                                      620             620
          7.00%, 3/1/04                                    1,500           1,576
          7.00%, 3/1/13 (FSA Insured)                      3,500           4,302
Nassau County
          6.50%, 11/1/13
          (Prerefunded 11/1/04 ) (FGIC Insured) **         1,500           1,679
Nassau County IDA
     Hofstra Univ.
          6.90%, 1/1/14 (Prerefunded 1/1/05 )                350             393
          6.90%, 1/1/15 (Prerefunded 1/1/05 )                375             422

T. ROWE PRICE NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                             Par           Value
                                                                In thousands
New Rochelle, GO

          6.25%, 3/15/17 (MBIA Insured)                  $   375        $    401
          6.25%, 3/15/18 (MBIA Insured)                      400             428
          6.25%, 3/15/19 (MBIA Insured)                      425             454
New York, GO, 5.75%, 3/1/20                                2,000           2,146
New York City, GO
          VRDN (Currently 1.15%) (FGIC Insured)              200             200
          5.00%, 8/1/06                                      875             951
          5.75%, 10/15/13                                  1,105           1,176
          5.875%, 3/15/12                                  2,000           2,118
          6.00%, 8/1/12                                    1,000           1,106
          6.25%, 8/1/09                                    1,250           1,412
New York City Health & Hosp. Corp.
          5.25%, 2/15/17                                     160             164
          5.50%, 2/15/19 (FSA Insured)                     1,500           1,647
New York City IDA
     Airis JFK I Project, 5.50%, 7/1/28+/-                 2,500           2,385
     New York Univ.
          5.375%, 7/1/18 (AMBAC Insured)                   1,275           1,387
     USTA National Tennis Center
          6.375%, 11/15/14 (FSA Insured)                   1,000           1,100
New York City IDA, PCR, American Airlines,
 5.40%, 7/1/20+/-                                          1,500             495
New York City Municipal Water Fin. Auth.
          Zero Coupon, 6/15/20                             3,000           1,345
          VRDN (Currently 1.11%) (MBIA Insured)            2,000           2,000
          5.875%, 6/15/26 (Prerefunded 6/15/06 )           4,000           4,551
New York City Transitional Fin. Auth.
          VRDN (Currently 1.15%)                           2,900           2,900
          5.00%, 8/1/24                                    1,625           1,654
          5.00%, 2/1/27                                    1,500           1,514
          6.00%, 8/15/15
          (Prerefunded 8/15/09 ) (FGIC Insured)            1,000           1,206
New York Environmental Fac. Corp., PCR
          5.75%, 6/15/11 (Escrowed to Maturity)              605             719
     New York City Transitional Fin. Auth.
          5.75%, 5/15/11                                      95             111
New York State Energy Research & Dev. Auth.
     Consolidated Edison Company of New York
          4.70%, 6/1/36+/-                                   450             454

T. ROWE PRICE NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                             Par           Value
                                                                In thousands
New York State Environmental Fac.
          5.25%, 11/15/20                                $ 2,000        $  2,158
     PCR, 5.75%, 6/15/12 (Escrowed to Maturity)              300             358
New York State Housing Fin. Agency
     State Univ. Construction
          8.00%, 5/1/11 (Escrowed to Maturity)             1,000           1,293
New York State Local Gov't. Assistance

          5.375%, 4/1/16                                   2,500           2,560
          6.00%, 4/1/14                                    3,110           3,682
New York State Medical Care Fac.
          6.125%, 2/15/14(Prerefunded 2/15/04 )               25              26
          6.50%, 8/15/29
          (Prerefunded 2/15/05 ) (AMBAC Insured)           2,000           2,247
New York State Mortgage Agency
     Homeowner Mortgage
          5.70%, 10/1/17+/-                                2,120           2,298
          5.80%, 10/1/20+/-                                1,000           1,067
          5.85%, 10/1/18+/-                                1,175           1,268
          5.95%, 4/1/30+/-                                 1,375           1,461
          6.35%, 10/1/30+/-                                2,500           2,784
          6.40%, 4/1/27+/-                                   870             954
New York State Power Auth.
          5.00%, 11/15/08                                  1,500           1,691
          5.00%, 11/15/20                                  2,000           2,093
New York State Thruway Auth.
     Highway & Bridge
          5.00%, 4/1/17 (FGIC Insured)                     5,000           5,274
          5.00%, 4/1/20 (AMBAC Insured)                    2,000           2,092
          5.25%, 4/1/18 (FSA Insured)                      1,535           1,659
          5.375%, 4/1/14 (MBIA Insured)                    1,000           1,110
          5.50%, 4/1/17 (FGIC Insured)                     2,495           2,770
          5.50%, 4/1/18 (FGIC Insured)                     1,000           1,105
New York State Urban Dev. Corp.
          5.50%, 1/1/17                                    1,500           1,660
          6.00%, 1/1/15
          (Prerefunded 1/1/09 ) (AMBAC Insured)            4,000           4,762

T. ROWE PRICE NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                             Par           Value
                                                                In thousands
Niagara County, GO
     Environmental Infrastructure
          5.25%, 8/15/14 (MBIA Insured)                  $   435        $    494
          5.25%, 8/15/15 (MBIA Insured)                      335             382
Niagara County IDA, 5.55%, 11/15/24+/-                     1,500           1,592
Niagara Frontier Transportation Airport Auth.
     Greater Buffalo Int'l. Airport
          6.125%, 4/1/14+/-(AMBAC Insured)                 1,385           1,474
Nyack Union Free School Dist., GO
          5.25%, 12/15/13 (FGIC Insured)                   1,290           1,470
          5.25%, 12/15/15 (FGIC Insured)                     550             629
Oneida County IDA
     St. Elizabeth Medical Center
          5.50%, 12/1/10                                     500             488
          5.625%, 12/1/09                                  1,000             990
          5.75%, 12/1/19                                   1,600           1,429
Port Auth. of New York & New Jersey
          5.50%, 9/1/12+/-(MBIA Insured)                     900             985
          5.875%, 7/1/11+/-                                1,000           1,070
          5.875%, 9/15/15+/-(FGIC Insured)                 2,000           2,235
          6.125%, 6/1/94                                   1,000           1,178
          6.50%, 7/15/19+/-(FGIC Insured)                  2,000           2,183
          6.75%, 10/1/11+/-                                2,000           2,095
Rochester, GO
          5.00%, 2/15/19 (MBIA Insured)                      110             119
          5.00%, 2/15/20 (MBIA Insured)                      110             118
          5.00%, 2/15/21 (MBIA Insured)                      110             118
Suffolk County, John P. Cohalan Complex
          5.75%, 4/15/14 (AMBAC Insured)                   4,510           5,138
Suffolk County IDA
     Huntington Hospital
          5.875%, 11/1/32                                  2,000           2,064
          6.00%, 11/1/22                                   2,000           2,108
     Jefferson Ferry, 7.20%, 11/1/19                       2,000           2,090
Suffolk County Water Auth., 5.125%, 6/1/26
 (FGIC Insured)                                            1,350           1,394
Tompkins County IDA, Cornell Univ.
          5.75%, 7/1/30 (Prerefunded 7/1/10 )              2,000           2,382

T. ROWE PRICE NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                             Par           Value
                                                                In thousands
Triborough Bridge & Tunnel Auth.
          5.00%, 1/1/20 (Escrowed to Maturity)           $ 2,060        $  2,244
          5.00%, 11/15/25 (AMBAC Insured)                  7,000           7,175
United Nations Dev.
          5.30%, 7/1/11                                      910             911
          5.40%, 7/1/14                                      865             866
Westchester County Health Care Corp.,
GO, 5.375%, 11/1/30                                        3,000           3,139
Westchester County IDA
     Hebrew Hospital, 7.375%, 7/15/30                      1,250           1,273
     Wheelabrator, 6.00%, 7/1/08+/-(AMBAC Insured)           730             844
     Windward School, 5.25%, 10/1/31 (RAA Insured)         1,500           1,537
Total New York (Cost  $208,842)                                          224,051

PUERTO RICO  2.8%
Puerto Rico, GO, VRDN (Currently 1.05%)
 (FGIC Insured)                                            1,500           1,500
Puerto Rico Highway & Transportation Auth.
          5.00%, 7/1/36                                    1,000           1,008
          5.50%, 7/1/18                                    2,000           2,180
Puerto Rico Infrastructure Fin.
Auth., 7.75%, 7/1/08                                         170             174
Puerto Rico Public Fin. Corp., 5.50%, 8/1/29               1,500           1,566
Total Puerto Rico (Cost  $6,053)                                           6,428

T. ROWE PRICE NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                                           Value
                                                                    In thousands
TOTAL INVESTMENTS IN SECURITIES
99.6% of Net Assets (Cost  $214,895)                                    $230,479

FUTURES CONTRACTS

                                    Contract     Unrealized
                                    Expiration   Value         Gain (Loss)
                                    ----------   ----------    -----------
                                                      In thousands

Short, 3 Municipal Bond Index
Futures contracts, $18,000 of
Nassau County Bonds pledged as
initial mar                         3/03         $    (312)    $       (9)

Net payments (receipts) of variation
margin to date                                                          8

Variation margin receivable (payable)
on open futures contracts                                                    (1)

Other Assets Less Liabilities                                                847

NET ASSETS                                                              $231,325
NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                              $    195
Undistributed net realized gain (loss)                                     (869)
Net unrealized gain (loss)                                                15,575

Paid-in-capital applicable to 20,243,489 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized                                    216,424

NET ASSETS                                                              $231,325

NET ASSET VALUE PER SHARE                                               $  11.43

+/- Interest subject to alternative minimum tax Used in determining portfolio maturity
** All or a portion of this security is pledged to cover margin requirements on futures contracts at February 28, 2003.
AMBAC AMBAC Assurance Corp.
FGIC Financial Guaranty Insurance Company
FSA  Financial Security Assurance Inc.
GO   General Obligation
IDA  Industrial Development Authority/Agency MBIA MBIA Insurance Corp.
PCR  Pollution Control Revenue
RAA  Radian Asset Assurance Inc.
VRDN Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW YORK TAX-FREE FUNDS
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

In thousands                                            MONEY FUND     BOND FUND

                                                              Year          Year
                                                             Ended         Ended
                                                           2/28/03       2/28/03
INVESTMENT INCOME (LOSS)
Interest Income                                            $ 1,582      $ 11,499

Expenses
  Investment management                                        412           964
  Custody and accounting                                        89           108
  Shareholder servicing                                         68           140
  Legal and audit                                               13            14
  Prospectus and shareholder reports                             8            16
  Registration                                                   7             2
  Trustees                                                       6             6
  Proxy and annual meeting                                       -             3
  Miscellaneous                                                  8             4
  Total expenses                                               611         1,257
  Expenses paid indirectly                                     (1)           (1)
  Net expenses                                                 610         1,256
Net investment income (loss)                                   972        10,243

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Securities                                                       7         1,954
  Futures                                                        -          (40)
  Net realized gain (loss)                                       7         1,914
Change in net unrealized gain (loss)
  Securities                                                     -         4,211
  Futures                                                        -           (9)
  Change in net unrealized gain (loss)                           -         4,202
Net realized and unrealized gain (loss)                          7         6,116

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   979      $ 16,359

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW YORK TAX-FREE FUNDS
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

In thousands                               MONEY FUND                  BOND FUND
                                      Year                     Year
                                     Ended                    Ended
                                   2/28/03    2/28/02       2/28/03      2/28/02
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)   $    972   $  2,330      $ 10,243      $  9,846
  Net realized gain (loss)              7          -         1,914         2,772
  Change in net unrealized
  gain (loss)                           -          1         4,202           236
  Increase (decrease) in
  net assets from operations          979      2,331        16,359        12,854
Distributions to shareholders
  Net investment income              (973)    (2,328)      (10,189)      (9,778)
Capital share transactions *
  Shares sold                      63,588     69,643        51,582        42,965
  Distributions reinvested            941      2,238         7,838         7,400
  Shares redeemed                 (67,459)   (72,175)      (53,269)     (39,899)
  Increase (decrease) in
  net assets from capital
  share transactions               (2,930)      (294)        6,151        10,466

NET ASSETS
Increase (decrease)
during period                      (2,924)      (291)       12,321        13,542
Beginning of period               114,983    115,274       219,004       205,462
END OF PERIOD                    $112,059   $114,983      $231,325      $219,004

*Share information
    Shares sold                    63,588     69,643         4,615         3,900
    Distributions reinvested          941      2,238           699           671
    Shares redeemed               (67,459)   (72,175)       (4,772)      (3,620)
    Increase (decrease)
    in shares outstanding          (2,930)      (294)          542           951

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW YORK TAX-FREE FUNDS
--------------------------------------------------------------------------------
                                                               February 28, 2003

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 the 1940 Act) as a nondiversified, open-end management investment company. The New York Tax-Free Money Fund (the Money Fund) and the New York Tax-Free Bond Fund (the Bond Fund) are two portfolios established by the trust and commenced operations on August 28, 1986. The Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York State, and New York City income taxes. The Bond Fund seeks to provide the highest level of income exempt from federal, New York State, and New York City income taxes, consistent with prudent portfolio management, by investing primarily in investment grade, New York municipal bonds.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     VALUATION Debt securities are generally traded in the over the-counter market. Except for securities held by the Money Fund, securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     PREMIUMS AND DISCOUNTS Premiums and discounts on municipal securities are amortized for financial reporting purposes.

     EXPENSES PAID INDIRECTLY Credits earned on temporarily uninvested cash balances at the custodian are used to reduce each fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits. For the year ended February 28, 2003, credits totaled $1,000 for the Money Fund, and $1,000 for the Bond Fund.

T. ROWE PRICE NEW YORK TAX-FREE FUNDS
--------------------------------------------------------------------------------

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Payments (Ovariation marginO) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Other liabilities and in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS
     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     FUTURES CONTRACTS During the year ended February 28, 2003, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     OTHER Purchases and sales of portfolio  securities for the Bond Fund, other
     than  short-term   securities,   aggregated   $75,879,000  and  $65,692,000
     respectively, for the year ended February 28, 2003.

NOTE 3 - FEDERAL INCOME TAXES
     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     Distributions during the year ended February 28, 2003 were characterized as tax-exempt income for tax purposes and totaled $973,000 for the Money Fund and $10,189,000 for the Bond Fund. At February 28, 2003, the tax-basis components of net assets were as follows:

T. ROWE PRICE NEW YORK TAX-FREE FUNDS
--------------------------------------------------------------------------------

                                                      MONEY  FUND      BOND FUND
     Unrealized appreciation                         $          -  $ 17,076,000
     Unrealized depreciation                                    -    (1,390,000)
     Net unrealized appreciation (depreciation)                 -    15,686,000
     Undistributed tax-exempt income                        3,000        51,000
     Capital loss carryforwards                                 -      (836,000)
     Paid-in capital                                  112,056,000    216,424,000
     Net assets                                      $112,059,000   $231,325,000

     For federal income tax purposes, market discount is recognized as income at the time of sale in the amount of the lesser of gain or scheduled amortization. Accordingly, $143,000 of amortization that has been recognized as income for financial reporting purposes by the Bond Fund is treated as unrealized appreciation for tax purposes at February 28, 2003.

     Each fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. In 2003, the Money Fund utilized $1,000 of capital loss carryforwards. In 2003, the Bond Fund utilized $1,926,000 of capital loss carryforwards and, as of February 28, 2003, had $836,000 of capital loss carryforwards that expire in 2009.

     For the year ended February 28, 2003, the funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of market discount at time of sale for the Bond Fund. Results of operations and net assets were not affected by these reclassifications.

     At February 28, 2003, the cost of investments for federal income tax purposes was $111,179,000 for the Money Fund, and $214,784,000 for the Bond Fund.

                                                      MONEY FUND       BOND FUND
     Undistributed net investment income             $          -  $    (25,000)
     Undistributed net realized gain                      (5,000)        25,000
     Paid-in-capital                                       5,000              -

T. ROWE PRICE NEW YORK TAX-FREE FUNDS
--------------------------------------------------------------------------------

NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. For each fund, the investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and the fund's pro-rata share of a group fee. The individual fund fee for the Money Fund is equal to 0.10% of the fund's average daily net assets, and for the Bond Fund is 0.10%. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. Each fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At February 28, 2003, the effective annual group fee rate was 0.32%, and investment management fees payable totaled $31,000 for the Money Fund and $74,000 for the Bond Fund.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the Money Fund's ratio of total expenses to average net assets (expense ratio) to exceed 0.55%. Subject to shareholder approval, the Money Fund may then reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's expense ratio to exceed 0.55%. Pursuant to this agreement, $55,000 of management fees were not accrued by the Money Fund for the year ended February 28, 2003. At February 28, 2003, unaccrued management fees aggregate $118,000.

     In addition, each fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of each fund. T. Rowe Price Services, Inc. provides shareholder and administrative services to each fund in its capacity as the funds' transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled approximately $111,000 for the Money Fund and $158,000 for the Bond Fund, for the year ended February 28, 2003, of which $9,000 and $13,000, respectively, were payable at period-end.

T. ROWE PRICE NEW YORK TAX-FREE FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES OF T. ROWE PRICE STATE TAX-FREE INCOME TRUST AND SHAREHOLDERS OF NEW YORK TAX-FREE MONEY FUND AND NEW YORK TAX-FREE BOND FUND

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax-Free Money Fund and New York Tax-Free Bond Fund (two of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the OFundsO) at February 28, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of their fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as Ofinancial statementsO) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland

     March 19, 2003

T. ROWE PRICE NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/03

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Money Fund's distributions to shareholders included:

o    $5,000 from short-term capital gains,

o    $1,009,000 which qualified as  exempt-interest  dividends.

The Bond Fund's distributions to shareholders included:

o    $10,235,000 which qualified as exempt-interest dividends.

T. ROWE PRICE NEW YORK TAX-FREE FUNDS
--------------------------------------------------------------------------------
ABOUT THE FUNDS' TRUSTEES AND OFFICERS

Your funds are governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the funds' officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT TRUSTEES
NAME
(DATE OF BIRTH)             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*               DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

Anthony W. Deering          Director, Chairman of the Board, President, and
(1/28/45)                   Chief Executive Officer, The Rouse Company, real
1986                        estate developers; Director, Mercantile Bank
                            (4/03 to present)

Donald W. Dick, Jr.         Principal, EuroCapital Advisors, LLC, an acquisition
(1/27/43)                   and management advisory firm
2001

David K. Fagin              Director, Golden Star Resources Ltd., Canyon
(4/9/38)                    Resources Corp. (5/00 to present), and Pacific Rim
2001                        Mining Corp. (2/02 to present); Chairman and
                            President, Nye Corp.

F. Pierce Linaweaver        President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                   consulting environmental and civil engineers
1986

Hanne M. Merriman           Retail Business Consultant; Director, Ann Taylor
(11/16/41)                  Stores Corp., Ameren Corp., Finlay Enterprises,Inc.,
2001                        The Rouse Company, and US Airways Group, Inc.

John G. Schreiber           Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)                  real estate investment company; Senior Advisor and
1992                        Partner, Blackstone Real Estate Advisors, L.P.;
                            Director, AMLI Residential Properties Trust, Host
                            Marriott Corp., and The Rouse Company

Hubert D. Vos               Owner/President, Stonington Capital Corp., a
(8/2/33)                    private investment company
2001

Paul M. Wythes              Founding Partner, Sutter Hill Ventures, a  venture
(6/23/33)                   capital limited partnership, providing equity
2001                        capital to young high-technology companies through-
                            out the United States; Director, Teltone Corp.

* Each independent trustee oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE NEW YORK TAX-FREE FUNDS
--------------------------------------------------------------------------------

INSIDE TRUSTEES

NAME
(DATE OF BIRTH)
YEAR ELECTED*
[NUMBER OF T. ROWE PRICE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]        DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

William T. Reynolds         Director and Vice President, T. Rowe Price and T.
(5/26/48)                   Rowe Price Group, Inc.; Director, T. Rowe Price
1991                        Global Asset Management Limited
[37]

James S. Riepe              Director and Vice President, T. Rowe Price; Vice
(6/25/43)                   Chairman of the Board, Director, and Vice President,
1986                        T. Rowe Price Group, Inc.; Chairman of the Board and
[105]                       Director, T. Rowe Price Global Asset Management
                            Limited, T. Rowe Price Investment Services, Inc.,
                            T. Rowe Price Retirement Plan Services, Inc., and
                            T. Rowe Price Services, Inc.; Chairman of the Board,
                            Director, President, and Trust Officer, T. Rowe
                            Price Trust Company; Director, T. Rowe Price Inter-national, Inc., and T. Rowe Price Global Investment
                            Services Limited; Chairman of the Board, State
                            Tax-Free Income Trust

M. David Testa              Chief Investment Officer, Director, and Vice
(4/22/44)                   President, T. Rowe Price; Vice Chairman of the
1997                        Board, Chief Investment Officer, Director, and
[105]                       Vice President, T. Rowe Price Group, Inc.; Director,
                            T. Rowe Price Global Asset Management Limited and
                            T. Rowe Price Global Investment Services Limited;
                            Chairman of the Board and Director, T. Rowe Price
                            International, Inc.; Director and Vice President,
                            T. Rowe Price Trust Company

*    Each inside trustee serves until the election of a successor.

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                PRINCIPAL OCCUPATION(S)

Linda A. Brisson (7/8/59)               Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
  Income Trust

Steven G. Brooks, CFA (8/5/54)          Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
  Income Trust

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price,
Treasurer, State Tax-Free               T. Rowe Price Group, Inc., and
  Income Trust                          T. Rowe Price Investment Services, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE NEW YORK TAX-FREE FUNDS
--------------------------------------------------------------------------------

OFFICERS (CONTINUED)

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                PRINCIPAL OCCUPATION(S)

Jonathan M. Chirunga (2/2/66)           Assistant Vice President, T. Rowe Price
Vice President, State Tax-Free
  Income Trust

Maria H. Condez (4/3/62)                Employee, T. Rowe Price
Assistant Vice President,
  State Tax-Free Income Trust

G. Richard Dent (11/14/60)              Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
  Income Trust

Charles B. Hill (9/22/61)               Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
  Income Trust

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, State Tax-Free          Price Group, Inc., T. Rowe Price
  Income Trust                          Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company; Vice President, T. Rowe Price,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

T. Dylan Jones (2/7/71)                 Employee, T. Rowe Price
Assistant Vice President,
  State Tax-Free Income Trust

Marcy M. Lash (1/30/63)                 Vice President, T. Rowe Price
Vice President, State Tax-Free
  Income Trust

Alan D. Levenson (7/17/58)              Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
  Income Trust

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, State Tax-Free               and T. Rowe Price Investment Services,
  Income Trust                          Inc.

Joseph K. Lynagh, CFA (6/9/58)          Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
  State Tax-Free Income Trust

Konstantine B. Mallas (5/26/63)         Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
  Income Trust

James M. McDonald (9/29/49)             Vice President, T. Rowe Price,
Vice President, State Tax-Free          T. Rowe Price Group, Inc., and
  Income Trust                          T. Rowe Price Trust Company

Hugh D. McGuirk (7/6/60)                Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
  Income Trust

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE NEW YORK TAX-FREE FUNDS
--------------------------------------------------------------------------------

OFFICERS (CONTINUED)

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                PRINCIPAL OCCUPATION(S)

David S. Middleton (1/18/56)            Vice President, T. Rowe Price,
Controller, State Tax-Free              T. Rowe Price Group, Inc., and
  Income Trust                          T. Rowe Price Trust Company

Mary J. Miller (7/19/55)                Vice President, T. Rowe Price and
President, State Tax-Free               T. Rowe Price Group, Inc.
  Income Trust

Timothy G. Taylor (9/15/75)             Employee, T. Rowe Price
Assistant Vice President,
  State Tax-Free Income Trust

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price,
Vice President, State Tax-Free          T. Rowe Price Group, Inc., and T. Rowe
  Income Trust                          Price Trust Company; Director, Vice
                                        President, and Chief Investment Officer,
                                        T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
     BY PHONE 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     IN PERSON.  Available  in T. Rowe Price  Investor  Centers.  Please  call a
     service   representative   at   1-800-225-5132   or   visit   the   Web  at
     www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES
     AUTOMATED  24-HOUR SERVICES  INCLUDING  TELE*ACCESS<168>and  Account Access
     through   the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
     www.troweprice.com.

     AUTOMATIC  INVESTING.  From  your  bank  account  or  paycheck.

     AUTOMATIC WITHDRAWAL. Scheduled, automatic redemptions.

     IRA REBALANCING. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

     INDIVIDUAL INVESTMENTS. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENTINFORMATION

     CONSOLIDATED STATEMENT. Overview of all of your accounts.

     SHAREHOLDER REPORTS. Manager reviews of their strategies and results.

     T. ROWE PRICE REPORT. Quarterly investment newsletter.

     PERFORMANCE UPDATE. Quarterly review of all T. Rowe Price fund results.

     INSIGHTS. Educational reports on investment strategies and markets.

     INVESTMENT GUIDES. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------

T. ROWE PRICE RETIREMENT SERVICES

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800 IRA-5000, or visit our Web site at www.troweprice.com.

     PLANNING TOOLS AND SERVICES

     T. ROWE PRICE<168> RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     ROLLOVER INVESTMENT SERVICE* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA REBALANCING SERVICE. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     QUALITY INFORMATION. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

INVESTMENT VEHICLES
INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
NO-LOAD VARIABLE ANNUITIES
SMALL BUSINESS RETIREMENT PLANS

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS                 BLENDED ASSET FUNDS          MONEYMARKET FUNDS
DOMESTIC                    (CONTINUED)                  TAXABLE
Blue Chip Growth*           Retirement 2020              Prime Reserve
Capital Appreciation        Retirement 2030              Summit Cash Reserves
Capital Opportunity         Retirement 2040              U.S. Treasury Money
Developing Technologies     Retirement Income            TAX-FREE
Diversified Small-Cap       Tax-Efficient Balanced       California Tax-Free
 Growth                                                    Money
Dividend Growth             BOND FUNDS                   Maryland Tax-Free
Equity Income*              DOMESTIC TAXABLE               Money
Equity Index 500            Corporate Income             New York Tax-Free
Extended Equity Market      GNMA                           Money
 Index                      High Yield*                  Summit Municipal Money
Financial Services          Inflation Protected            Market
Growth & Income              Bond                        Tax-Exempt Money
Growth Stock*               New Income*
Health Sciences             Short-Term Bond              INTERNATIONAL/
Media & Telecommuni-        Spectrum Income              GLOBAL FUNDS
 cations                    Summit GNMA                  STOCK
Mid-Cap Growth*             U.S. Bond Index              Emerging Europe &
Mid-Cap Value*              U.S. Treasury                  Mediterranean
New America Growth           Intermediate                Emerging Markets Stock
New Era                     U.S. Treasury Long-Term      European Stock
New Horizons                Domestic Tax-Free            Global Stock
Real Estate                 California Tax-Free          Global Technology
Science & Technology*        Bond                        International Discovery
Small-Cap Stock*            Florida Intermediate         International Equity
Small-Cap Value*             Tax-Free                      Index
Spectrum Growth             Georgia Tax-Free Bond        International Growth &
Tax-Efficient Growth        Maryland Short-Term            Income*
Tax-Efficient Multi-Cap      Tax-Free Bond               International Stock*
 Growth                     Maryland Tax-Free Bond       Japan
Total Equity Market Index   New Jersey Tax-Free Bond     Latin America
Value*                      New York Tax-Free Bond       New Asia
                            Summit Municipal Income      Spectrum International
BLENDED ASSET FUNDS         Summit Municipal             BOND
Balanced                     Intermediate                Emerging Markets Bond
Personal Strategy Balanced  Tax-Free High Yield          International Bond*
Personal Strategy Growth    Tax-Free Income*
Personal Strategy Income    Tax-Free Intermediate
Retirement 2010              Bond
                            Tax-Free Short-
                             Intermediate
                            Virginia Tax-Free Bond


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
     including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street, Baltimore, MD 21202
30012                                                           C04-050  2/28/03